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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) DECEMBER 15, 2000
                                                 -----------------



                            MISSION COMMUNITY BANCORP
             (Exact name of Registrant as specified in its charter)




         CALIFORNIA                                               770559737
----------------------------                                 -------------------
(State or other jurisdiction                                  (I.R.S. Employer
      of incorporation)                                      Identification No.)



  581 Higuera Street, San Luis Obispo, CA                             93401
--------------------------------------------                     ---------------
  (Address of principal executive office)                           (Zip Code)




Registrant's telephone number, including area code:   (805) 782-5000
                                                     ----------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



                               Page 1 of 4  pages
                                       -----
                              Exhibit Index page 4

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ITEM 5.           OTHER EVENTS

         On December 15, 2000, Mission Community Bank, N.A., a national banking association organized under the laws of the United States ("Bank"), completed its holding company reorganization, whereby the Bank became the wholly owned subsidiary of Mission Community Bancorp, a California corporation ("Bancorp").

         Pursuant to the Plan of Reorganization and Agreement of Merger, dated as of October 4, 2000, each outstanding share of Bank common stock was exchanged for one share of common stock of Bancorp.

         U.S. Stock Transfer Corporation, Glendale, California, is Bancorp's transfer agent.

         The filing of this 8-K Report by Bancorp begins its filings with the Securities and Exchange Commission under Section 15(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Bank previously filed such Exchange Act reports with the Comptroller of the Currency pursuant to
Section 15(d) of the Exchange Act.

         Bancorp's common stock is anticipated to begin trading on the Bulletin Board under the symbol "MISS" on December 18, 2000.

         A copy of the a press release issued December 15, 2000 by Bancorp is attached hereto.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (c)      Exhibits

                  2 Plan of Reorganization and Agreement of Merger, dated as of October 4, 2000

                  99       Press Release

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 18, 2000                     MISSION COMMUNITY BANCORP


                                             By: /s/ ROBERT E. BLOCH
                                                 ----------------------------
                                                     Robert E. Bloch
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX
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EXHIBIT NO.   DESCRIPTION                                               PAGE NO.
2 Plan of Reorganization and Agreement of Merger, dated as of October 4, 2000

99            Press Release
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